Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events

20.      Subsequent events:

(a)

On January 4, 2019, the Company declared quarterly dividends of $0.496875, $0.515625, $0.512500, $0.492188 and $0.500000 per Series D, Series E, Series G, Series H and Series I preferred share, respectively, representing a total distribution of $17,719,000. The dividends were paid on January 30, 2019 to all shareholders of record on January 29, 2019.

(b)	On January 4, 2019, the Company declared a quarterly dividend of $0.125 per common share. The dividends were paid on January 30, 2019 to all shareholders of record as of January 14, 2019.
(c)

On January 15, 2019, $250,000,000 in 2026 Notes and the 2019 Warrants to purchase 38,461,539 Class A common shares at $6.50 per share were issued to Fairfax, where the 2019 Warrants were immediately exercised for additional proceeds of $250,000,000. In February 2019, Fairfax waived its right to call for early redemption of the 2025 Notes on the February 2020 anniversary date and of the 2026 Notes on the January 2020 anniversary date.  As the right to call for early redemption of the Fairfax Notes is solely within the control of Fairfax, the Fairfax Notes will be reclassified from long-term debt to current liabilities when they become puttable within one year from period end.

(d)

On January 16, 2019, the Company made a repayment of $147,000,000 for the remaining principal balance on a revolving credit facility. As a result of the repayment, eight vessels are in the process of becoming unencumbered.

(e)

During the normal course of business, the Company restructured its charter arrangements with one of its top 5 customers. As a result of such restructurings, the Company expect to receive a settlement payment approximating the remaining payments due on the existing time charters.